Exhibit 99.1

CMS ENERGY
Exhibit 99.1
CMS LISTED NYSE
Third Quarter 2016 Results & Outlook October 27, 2016
Jackson Generating Station Ludington Pumped Storage Cross Winds ®Energy Park
Among lowest acquisition cost ever Fourth largest in the world #2 in renewable sales in the Great Lakes area

CMS ENERGY
This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the
Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND
INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended
December 31, 2015 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING
STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.
The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.
CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company’s reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in fully understanding our business results, rather than as a substitute for the reported earnings.
Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Agenda CMS ENERGY
Overview Patti Poppe
Earnings Update President & CEO
The Consumers Energy Way
Unique Model
Financial Results & Outlook Tom Webb
Third Quarter; Full Year Executive VP & CFO
Customer Reinvestment
Sensitivities and Targets

EPSa Adjusted Results and Guidance.
CMS ENERGY
First Nine Months:
• at $1.73, up 22¢ from 2015
2016 Full-Year guidance raised:
• to $2.00 - $2.02, up 6% to 7%
2017 Full-Year guidance introduced:
• at $2.13 to $2.17, up 6% to 8%
Future long-term annual growth:
• at 6% to 8%
a Adjusted EPS (non-GAAP) Results and Guidance
. . . . raised.

The Consumers Energy Way CMS ENERGY
The CE Way
Safety . Quality . Cost . Delivery
CUSTOMER FOCUS
ENABLED EMPLOYEES
BUSINESS RESULTS
CONTINUOUS IMPROVEMENT
STANDARDIZED PROCESSES
Safety: Every day is a safe day
Quality: We get it right the first time
Cost: We see and eliminate waste
Delivery: We get it done on time
. . . . a culture of continuous improvement.

Simple, Perhaps Unique Model . . . .
CMS ENERGY
2017+
Plan
Capital investment (reliability, costs, enviro mandates)
6% - 8%
Self Funding:
- O&M cost reductions
2 - 3 pts
- Sales growth
1
- No “block” equity dilution & other
2
INVESTMENT SELF-FUNDED
5 - 6 pts
Base rate increase at or below inflation
<2%
. . . . continues to drive sustainable growth, with upside opportunities.

Next 10 Years -- $17 Billion Investment . . . .
CMS ENERGY
Electric Dist.
Gas
Supply
Opportunity
$6.5 bil
$6.2 bil
$4.3 bil
$3 - $4 bil
Maintenance
Pipeline Deliverability
Environmental
Gas Infrastructure
Electric Reliability
Compression
Clean Energy
More Renewables
Capacity
Replacement Opportunity
Grid Technology
Distribution
Ludington Pumped Storage
Capex Plan
Last to Next 10 years
36% 38%
27% 37%
37% 25%
Up 51%
Up 88%
Down 2%
….with no “big bets” and opportunities to grow.

O&M Cost Performance . . . .
CMS ENERGY
Actual Cost Reduction
(2015 over 2006)
Peer Average ~5%
Consumers
-2.7%
Source: SNL, Form 1, Electric Non-fuel O&M
New Cost Savings
2014 & 2015
2016 & 2017
Good Business Decisions
(mils)
(mils)
• Attrition (VSP)
$ - 35
$ - 35
• Productivity (Coal Gas)
- 35
- 15
• “Pole Top” Hardening
- 20
- 10
• Smart Meters
- 5
- 20
“Consumers Energy Way”
• Work Management & Eliminate Waste
- 15
- 10
Increases
• Mortality Tables & Discount Rates
+50
0
• Service Upgrades
+20
+ 30
Net savings
$ - 40
$ - 60
Percent savings
- 4%
- 6%
3%
a year!
. . . . driven by good “business decisions” and The “Consumers Energy Way.”

Michigan. . . .	CMS ENERGY

Grand Rapids
Michigan ranked #1 most competitive Midwest state for job creation by Site Selection Magazine
Michigan ranked #7 best state to do business by CNBC
(improved from #22 in 2015!)
Grand Rapids named best city in the U.S. to invest in housing by Forbes
Grand Rapids ranked #2 best U.S. city to start a business in 2015 by Bplans.com
Grand Rapids ranked third best in USA for job creation & economic development by Area Development Magazine

Economic Indicators	Grand Rapids	Michigan	U.S.
Building Permits (‘10 to ‘15)	+242%	+205%	+97%
GDP (‘10 to ’15)	23	14	12
Population (‘10 to ’15)	5	1⁄2	4
Unemployment (8/16)	3	4 1⁄2	5

. . . . our service territory outperforms.

Fourth Quarter Outlook . . . .	CMS ENERGY

Maximize customer reinvestments
Deliver high end of EPS range
Constructive partnerships
Performance is Power
. . . . focus remains on customers AND investors.

2016 Nine Months Adjusted EPS a . . . .
CMS ENERGY
Results
2015
2016
EPS -- (GAAP)
$1.51
$1.70
Voluntary Separation
--
0.03
Program Adjustment
Adjusted (non-GAAP)
$1.51
$1.73
+22¢
Weather-normalized
$1.39
$1.71
+23%
Third Quarter
EPS – GAAP
53¢
67¢
VSP Adjustment
--
3
Adjusted non-GAAP
53¢
70¢
First Call
+17¢
62¢
a Adjusted EPS (non-GAAP)
By Business Segment
EPS
Better
Actual
than Plan
Utility
$1.81
$0.23
Enterprises
0.06
0.02
Interest & other
(0.14)
0.04
Company
$1.73
$0.29
Above Plan
+20%
. . . . substantially stronger than plan.

2016 EPS a . . . .	CMS ENERGY

	Year- to- Date			Three Months To Go
	+22¢			(11)¢ to (9)¢
$2.00 - $2.02
	32¢		13¢		+6% to +7%
$1.89		(10)¢		(24)¢ - (22)¢
YTD					YTD
$1.51					$1.73
2015	Cost & Other	Weather	Normal Weather	Reinvestment	2016
Costs & Other

a Adjusted EPS (non-GAAP)
. . . . now guiding to the high end.

2016 EPS Outlook . . . .	CMS ENERGY

Adjusted EPS
(non-GAAP)
				Warm
				Summer
							Mild
							October
						Non-
						weather
						6¢
				Weather				+6% to +7%
				14¢
	Weather &		Recovery
	Storms			Pension “Yield Curve”	5¢		Choices
				Enhanced Capitalization	3		2017 “Pull Aheads”	2¢
				‘15 Pension Contribution	2		Debt Pre- funding	5
				Improved “UAs” & Other	3		Foundation & Low Income	4
				Offsets	13¢		Operations and Quality	4
							Choices	15¢
		(13)¢
January		March 31		June 30		September 30	Today	December

. . . . in a good position to meet high end.

Managing Work Every Year . . . .
CMS ENERGY
a
2008
2009
2010
2011
2012
2013
2014
2015
EPS
Mild
$2.00
Summer
+18¢
+17¢
Cost
+7%
productivity
above plan
1.80
+7%
Offsets
Reinvestment
+13¢
+7¢
-13¢
Reinvestment
Hot
+7%
1.60
Summer
Winter Mild
RECORD
Hot
WARM
+7%
Cost
Summer
-9¢
productivity
+7%
Reinvestment
above plan
1.40
Cost
“Summerless”
Hot
Productivity
Summer
+7%
Summer
Mild Summer
+7%
Storms
-13¢
2013 – 2015
1.20
+7%
Customer Reinvestment =
Cost
$238 million
productivity
Cost
Cost
0
productivity
productivity
a Adjusted EPS (non-GAAP)
. . . . maximizes benefits for customers AND investors.

“DIG” (750 MW) & Peakers (200 MW)	CMS ENERGY

Pre-Tax Income				Opportunities
(mils)
$80					$75
	Contracts
	(layering in over time)
				$55	+$40
				+$20
40			$35
			New
		$20	contracts
	$12
	Outage
	pull-ahead
0
	2015	2016	2017	Future

Capacity ($/kw-mth)	$1.00	$2.00	$3.00	$4.50	$7.50
Available:
• Energy	0%	0%	0%		25%
• Capacity	0	0	10		50% - 90%

. . . . adding value.

2016 Sensitivities	CMS ENERGY

		2016	Impact
	Sensitivity	EPS	OCF
• Sales a			(mils)
• Electric (37,500 GWh)	± 1%	± $0.05	± $ 20
• Gas (309 Bcf)	± 2	± 0.03	± 15
• Gas prices (NYMEX)	± 50¢	+ – 0	+ – 55
• ROE
• Electric (10.3%)	± 10 bps	± 0.01	± 5
• Gas (10.3%)	± 20	± 0.01	± 4
• Interest Rates	±100 bps	± < 0.01	± 5
• Capital Investment	+$100 mil	+ 0.01	+ 10
• Law Update	Customer upside	Not In Plan

a Reflect 2016 sales forecast; weather normalized
. . . . reflect strong risk mitigation.

Financial Targets	CMS ENERGY

	2016	2017
Adjusted EPS (non-GAAP)	$2.00 - $2.02	$2.13 - $2.17
	+6% to +7%	+6% to +8%
Operating cash flow (mils)	$1,550	$1,650
Dividend payout ratio	≥ 62%	≥ 62%
Customer price incr./(decr.)
Electric (excl. fuel)	~1%	~2%
Gas	~(10)%	~2%
FFO/Average debt	18%	18 1⁄2%
Capital investment (bils)	$1.7	$1.7

. . . . fifteenth year of transparent, consistent, strong high-end performance.

Consistent Growth Through	CMS ENERGY

7% CAGR
		EPSa		Dividend		5% to 7%	6% to 8%
Weather
Recession			Recession		Help
Hurt
a Adjusted EPS (non-GAAP)

2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Cold	Mild	Hot	Warm	Mild	Cold	Summer-	Hot	Hot	Warm	Mild	Polar	Cold Feb.	Warm
winter	summer	summer	winter	summer	winter	“less”	summer	summer	winter	summer	vortex	Warm Dec.	Winter
		Governor (D)						Governor (R)
Commission (D)			Commission (D)		Commission (R)		Commission (I)
Whipple			Joos					Russell			Poppe

. . . . recessions, adverse weather, and leadership changes. 17

CMS ENERGY
Q & A
See you at EEI

Appendix

Operating Cash Flow	CMS ENERGY

Amount							Up $0.7
(bils)	Gross operating cash flowa						Billion
	up > $0.1 billion per year
$2.9
2.4					$2.5	$2.7	$2.8
		$2.1	$2.2	$2.4	Interest, working
	$1.9				Capital and taxes
1.9
		$1.55
1.4			Operating cash flow
0.9	Investment
0.4
(0.2)
			Cash	flow before dividend
(0.7)	a Non- GAAP
	2015	2016	2017	2018	2019	2020	2021
NOLs & Credits	$0.7	$0.9	$0.8	$0.7	$0.4	$0.3	$0.1

. . . . up $0.7 billion or 34% over five years.

Liquidity (as of September 2016) . . . .	CMS ENERGY

	Renewal	Capacity		Availability
		$1.9 Billion
CMS Energy				$1.7 Billion	Stronger
					liquidity
5-year revolver	May 2021	$550 mils			than peers
				$549 mils
Consumers Energy
5-year revolver	May 2021	650
Letter of Credit	Apr 2018			568
Letter of Credit	Aug 2018		68
Letter of Credit	May 2018		36
			30
2-year revolver	Nov 2017	250		250
Cash		339		339

. . . . strong and conservative.

2016 Cash Flow Forecast (non-GAAP)	CMS ENERGY

CMS Energy Parent

Cash at year end 2015 Sources Consumers Energy dividend and tax sharing Enterprises Sources Uses Interest and preferred dividend Overhead and Federal tax payments Equity infusion Pension contribution Uses a Cash flow Financing and Dividend New issues Retirements DRP, continuous equity Net short-term financing & other Common dividend Financing Cash at year end 2016 Bank Facility ($550) available	$159 $503 38 $541 $(146) (25) (275) 0 $(446) $95 $575 (500)— 72 (29) (346) $(228) $26 $549

a Includes other
Consumers Energy

Cash at year end 2015 Sources Operating (depreciation & amortization $800) Other working capital Sources Uses Interest and preferred dividend Capital expenditures b Dividend and tax sharing $0 to CMS Pension contribution Uses Cash flow Financing Equity New issues Retirements Net short-term financing & other Financing Cash at year end 2016 Facilities ($900)	Amount (mils) $50 $2,064 (199) $1,865 $(255) (1,723) (503) 0 $(2,481) $(616) $275 450 (173) 39 $591 $25 $568

b Includes cost of removal and capital leases

GAAP Reconciliation

CMS ENERGY
CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation (Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74	$1.89
Pretax items:
Electric and gas utility	0.32	(0.60)	—	—	(0.06)	0.08	0.55	0.05	—	0.27	—	—	—
Tax impact	(0.11)	0.21	—	—	(0.01)	(0.03)	(0.22)	(0.02)	—	(0.10)	—	—	—
Enterprises	0.93	0.97	0.06	(0.12)	1.67	(0.02)	0.14	(0.05)*		(0.01)*		0.05*
Tax impact	(0.19)	(0.35)	(0.02)	0.10	(0.42)*		(0.05)	0.02	(0.11)*		(*)	(0.02)	(*)
Corporate interest and other	0.25	(0.06)	0.06	0.45	0.17	0.01	0.01*		-*		*	*	*
Tax impact	(0.09)	0.03	(0.02)	(0.18)	(0.49)	(0.03)	(*)	(*)	(0.01)	(*)	(*)	(*)	(*)
Discontinued operations (income) loss, net	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)*		(*)	(*)
Asset impairment charges	—	—	2.80	1.07	0.93	—	—	—	—	—	—	—	—
Tax impact	—	—	(0.98)	(0.31)	(0.33)	—	—	—	—	—	—	—	—
Cumulative accounting changes	0.25	0.02	—	—	—	—	—	—	—	—	—	—	—
Tax impact	(0.09)	(0.01)	—	—	—	—	—	—	—	—	—	—	—
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77	$1.89
Mark-to-market		0.04	(0.65)	0.80
Tax impact		(0.01)	0.22	(0.29)
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA	NA	NA

* Less than $0.01 per share.
(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS ENERGY
CMS ENERGY CORPORATION
Earnings Segment Results GAAP Reconciliation (Unaudited)
Three Months Ended Nine Months Ended
September 30 2016 2015 2016 2015
Electric Utility
Reported $0.69 $0.60 $1.42 $1.24
Downsizing Program 0.03 —   0.03 —
Tax Impact (0.01) —   (0.01) —
Restructuring Costs and Other —   —   —   —
Adjusted $0.71 $0.60 $1.44 $1.24
Gas Utility
Reported $0.01 $(0.02) $0.36 $0.41
Downsizing Program 0.01 —   0.01 —
Tax Impact (*) —   (*) —
Restructuring Costs and Other —   —   —   —
Adjusted $0.02 $(0.02) $0.37 $0.41
Enterprises
Reported $0.03 $0.01 $0.06 $0.04
Downsizing Program * -* —
Restructuring Costs and Other * * * *
Adjusted $0.03 $0.01 $0.06 $0.04
Corporate Interest and Other
Reported $(0.06) $(0.06) $(0.14) $(0.18)
Restructuring Costs and Other * * * *
Adjusted $(0.06) $(0.06) $(0.14) $(0.18)
Discontinued Operations
Reported $* $* $(*) $*
Discontinued Operations (Income) Loss (*) (*)* (*)
Adjusted $—   $—   $—   $—
Totals
Reported $0.67 $0.53 $1.70 $1.51
Discontinued Operations (Income) Loss (*) (*)* (*)
Downsizing Program 0.04 —   0.04 —
Tax Impact (0.01) —   (0.01) —
Restructuring Costs and Other * * * *
Adjusted $0.70 $0.53 $1.73 $1.51
Average Common Shares Outstanding - Diluted (in millions) 279.2 276.9 278.8 276.3
* Less than $0.01 per share.

CMS ENERGY
CMS ENERGY CORPORATION EBITDA GAAP Reconciliation
12 Months Ended (Unaudited)

in millions	09/30/16	12/31/15	09/30/15
Reported earnings - GAAP	$580	$523	$513
Interest on long-term debt	404	386	387
Other interest expense	16	14	25
Allowance for borrowed funds used during construction	(5)	(4)	(3)
Income tax expense	287	271	266
Income attributable to noncontrolling interests	2	2	2
Downsizing program (pretax)	11	—	—
Restructuring costs and other (pretax)	2	—	—
EBIT - Adjusted (1)	1,297	1,192	1,190
Depreciation and amortization	783	750	746
EBITDA - Adjusted (1)	$2,080	$1,942	$1,936

(1) Adjusted (Non-GAAP)

CMS ENERGY
CONSUMERS ENERGY COMPANY EBITDA GAAP Reconciliation
12 Months Ended (Unaudited)

in millions	9/30/2016	12/31/15	9/30/2015
Reported earnings - GAAP	$632	$592	$575
Interest on long-term debt	259	252	251
Other interest expense	—	2	13
Allowance for borrowed funds used during construction	(5)	(4)	(3)
Income tax expense	319	302	302
Preferred stock dividends	2	2	2
Downsizing program (pretax)	11	—	—
EBIT - Adjusted (1)	1,218	1,146	1,140
Depreciation and amortization	776	744	740
EBITDA - Adjusted (1)	$1,994	$1,890	$1,880

(1) Adjusted (Non-GAAP)

CMS ENERGY
Consumers Energy
2016 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)
Reclassifications From Sources and Uses to Statement of Cash Flows
Interest/ Capital
Presentation Sources and Uses Tax Other Financing Lease Pymts Securitization Common Consolidated Statements of Cash Flows
non-GAAP Sharing Payments and Other Debt Pymts Dividends GAAP
Description Amount Operating as Operating as Financing as Financing as Financing Amount Description
Cash at year end 2015 $50 $—   $—   $—   $—   $—   $50 Cash at year end 2015
Sources
Operating (dep & amort $805) $2,064
Other working capital (199) Net cash provided by
Sources $1,865 $—   $(255) $25 $25 $—   $1,660 operating activities
Uses
Interest and preferred dividends $(255)
Capital expenditures a (1,723)
Dividends/tax sharing to CMS (503)
Pension Contribution —   —   Net cash used in
Uses $(2,481) $—   $255 $—   $—   $503 $(1,723) investing activities
Cash flow from
Cash flow $(616) $—   $—   $25 $25 $503 $(63) operating and
investing activities
Financing
Equity $275
New Issues 450
Retirements (173)
Net short-term financing & other 39 —   —   Net cash provided by
Financing $591 $—   $—   $(25) $(25) $(503) $38 financing activities
Net change in cash $(25) $—   $—   $—   $—   $—   $(25) Net change in cash
Cash at year end 2016 $25 $—   $—   $—   $—   $—   $25 Cash at year end 2016
a Includes cost of removal and capital leases

CMS ENERGY
CMS Energy Parent
2016 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)
Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses Non Equity Consolidated Statements of Cash Flows
non-GAAP Uses GAAP
Description Amount as Operating Other Amount Description
Cash at year end 2015 $159 $—   $(159) $—   Cash at year end 2015
Sources
Consumers Energy dividends/tax sharing $503
Enterprises 38 Net cash provided by
Sources $541 $(171) $—   $370 operating activities
Uses
Interest and preferred dividends $(146)
Overhead and Federal tax payments (25)
Equity infusions (275)
Pension Contribution —   Net cash used in
Uses (a) $(446) $171 $—   $(275) investing activities
Cash flow from
Cash flow $95 $—   $—   $95 operating and
investing activities
Financing and dividends
New Issues $575
Retirements (500)
Equity programs (DRP, continuous equity) 72
Net short-term financing & other (29) —   —
Common dividend (346) Net cash used in
Financing $(228) $—   $133 $(95) financing activities
Net change in cash $(133) $—   $133 $—   Net change in cash
Cash at year end 2016 $26 $—   $(26) $—   Cash at year end 2016
(a) Includes other

CMS ENERGY
Consolidated CMS Energy
2016 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/ Reclassifications/ Consolidation to Arrive at
			the Consolidated Statement of Cash Flows
Statements of Cash Flows			Other	Consumers	Equity
	Consumers	CMS Parent	Consolidated	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	Entities	as Financing	Consumers	Amount	Description
Cash at year end 2015	$50	$—	$216	$—	$—	$266	Cash at year end 2015
Net cash provided by	$1,660	$370	$23	$(503)	$—	$1,550	Net cash provided by
operating activities							operating activities
Net cash used in	(1,723)	(275)	(136)	—	275	(1,859)	Net cash used in
investing activities							investing activities
Cash flow from	$(63)	$95	$(113)	$(503)	$275	$(309)	Cash flow from
operating and							operating and
investing activities							investing activities
Net cash provided by (used in)	$38	$(95)	$(13)	$503	$(275)	$158	Net cash provided by
financing activities							financing activities
Net change in cash	$(25)	$—	$(126)	$—	$—	$(151)	Net change in cash
Cash at year end 2016	$25	$—	$90	$—	$—	$115	Cash at year end 2016

CMS ENERGY
CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

	2014	2015	2016	2017	2018	2019	2020	2021
Consumers Operating Income + Depreciation & Amortization	$1,813	$1,866	$2,064	$2,150	$2,356	$2,520	$2,637	$2,783
Enterprises Project Cash Flows	20	20	38	54	52	52	54	55
Gross Operating Cash Flow	$1,833	$1,886	$2,102	$2,204	$2,408	$2,572	$2,691	$2,838
Other operating activities including taxes, interest payments and
working capital	(386)	(246)	(552)	(554)	(658)	(722)	(741)	(788)
Net cash provided by operating activities	$1,447	$1,640	$1,550	$1,650	$1,750	$1,850	$1,950	$2,050